                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            THE EXPLORATION COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

                             THE EXPLORATION COMPANY
                       500 North Loop 1604 East, Suite 250
                            San Antonio, Texas 78232




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                February 27, 1998



TO OUR SHAREHOLDERS:


         The Annual Meeting of Shareholders of The Exploration Company, a Colorado corporation (the "Company"), will be held at the DoubleTree Hotel, 37 N.E. Loop 410, San Antonio, Texas, on Friday, February 27, 1998, at 10:00 a.m., for the following purposes:


         1.       To elect five Directors;

         2. To ratify the appointment of Akin, Doherty, Klein & Feuge, certified public accountants, as independent auditors of the Company and its subsidiaries for the fiscal year ending August 31, 1998; and

         3. To transact any other business as properly may come before the meeting or any adjournment thereof.


         Only shareholders of record at the close of business on January 9, 1998, (the Record Date) are entitled to notice of and to vote at the meeting or any adjournment thereof.

         We hope you will be represented at the meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important and the Board of Directors of the Company appreciates the cooperation of shareholders in promptly returning proxies.


                       BY ORDER OF THE BOARD OF DIRECTORS




                             /S/ Roberto R. Thomae
                             Chief Financial Officer
                             Secretary and Treasurer
January 20, 1998

                             THE EXPLORATION COMPANY
                       500 North Loop 1604 East, Suite 250
                            San Antonio, Texas 78232



                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 1998


                    SOLICITATION AND REVOCABILITY OF PROXIES

         The enclosed proxy is solicited on behalf of the Board of Directors of The Exploration Company for use at the Annual Meeting of Shareholders (the "Meeting") on February 27, 1998, at 10:00 a.m., San Antonio Time to be held at the DoubleTree Hotel, 37 N.E. Loop 410, San Antonio, Texas, and at any adjournment thereof.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy material to the beneficial owners. Solicitations may further be made by officers, directors and regular employees of the Company, without additional compensation, by use of mails, telephone, telegraph or by personal calls.

         Any shareholder giving a proxy for the Meeting has the power to revoke it at any time prior to its use by giving notice in person or in writing to the Secretary of the Company. The approximate date on which this Proxy Statement and the accompanying form of the proxy are first sent or given to security holders is January 20, 1998.

         In addition to this Proxy Statement, the Company is pleased to enclose a copy of the 1997 Annual Report for the fiscal year ending August 31, 1997 and a copy of the Quarterly Report for the first quarter of fiscal year 1998.


                               PURPOSE OF MEETING

         At the Meeting, action will be taken: (1) to elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified; (2) to ratify the appointment of Akin, Doherty, Klein & Feuge, as independent auditors for the Company and its subsidiaries for the fiscal year ending August 31, 1998; and (3) to transact any other business that may properly come before the Meeting. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

                  OUTSTANDING SHARES, QUORUM AND VOTING RIGHTS

         Only holders of record of Common Stock of the Company at the close of business on January 9, 1998, shall be entitled to notice of and to vote at the Meeting. As of the close of business on January 9, 1998, there were 15,613,516 shares of Common Stock outstanding and entitled to be voted. Each share outstanding entitles the holder thereof to one vote.

         A majority of the outstanding shares of Common Stock represented in person or by proxy, will constitute a quorum at the Meeting. However, if a quorum is not represented at the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Meeting.

         Each share of Common Stock may be voted to elect up to five individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended, that unless authorization to vote for one or more nominees for director is withheld, proxies will be voted for the election of all of the nominees named in this Proxy Statement.

         Votes cast by proxy or in person will be counted by one or more persons appointed by the Company to act as inspectors (the "Election Inspectors") for the Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and for determining the outcome of any matter submitted to the shareholders for a vote. Under Colorado law, in an election of directors, that number of candidates having the highest number of votes cast in favor of their election are elected as directors. As to the ratification of the Company's auditors, Colorado law provides that an action of shareholders is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Thus abstention and broker non-votes generally would have no effect on any vote.

         Broker non-votes occur when a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though their shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                       PROPOSAL I - ELECTION OF DIRECTORS

         Effective in May 1997, the Board of Directors, pursuant to the Company's amended by-laws, expanded the number of directors of the Board of Directors to five (5) members, with a minimum of two outside directors. Five directors, constituting the entire Board, are to be elected at the Meeting. Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. Each of the nominees has consented to serve as a director if elected. The proxies named in the accompanying proxy have been designated by the Board of Directors and they intend to vote for the following nominees for election as directors, unless otherwise instructed in such proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event any nominee shall become unavailable for election, the proxies named in the accompanying proxy intend to vote for the election of a substitute nominee of their selection. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company and certain other information:

                                                                                                         Director
           Names                Age                        Principal Occupation                           since
           -----                ---                        --------------------                           -----
Stephen M. Gose, Jr.            68     Mr. Stephen M. Gose, Jr. has served  as Chairman of the Board      1984
                                       of Directors of the Company since July,  1984. He also serves as a member of the Audit and  Compensation  Committees of the
                                       Board.   He  has  been  and   continues   to  be   active  in
                                       exploration and  development of oil and gas  properties.  Mr.
                                       Gose also serves as Chairman of ExproFuels,  Inc., a Delaware
                                       corporation   that  was  created  to  acquire  the   Company's
                                       alternative fuels division.

Michael Pint                    54     Michael  Pint has  served as an outside  Director  since May,      1997
                                       1997  and  as  a  member  of  the   Audit  and   Compensation
                                       Committees  of the  Board  of  Directors  since  June,  1997.
                                       Since  1995,  Mr.  Pint has  served as a  Director  of Valley
                                       Bancorp,  Inc.  and Valley Bank of Arizona,  Inc. of Phoenix,
                                       Arizona  and Midway  National  Bank of St.  Paul,  Minnesota.
                                       Previous bank regulatory and management  positions  include a four  year term as  Commissioner  of Banks of  Minnesota  and
                                       Chairman of the Minnesota  Commerce  Commission  from 1979 to
                                       1983 and Senior  Vice-President  and Chief Financial  Officer
                                       of  the  Federal  Reserve  Bank  of  Minneapolis,   Minnesota
                                       through 1983.

Robert L. Foree, Jr.            68     Robert L. Foree,  Jr. has served as an outside Director since      1997
                                       May,  1997  and as a member  of the  Audit  and  Compensation
                                       Committees  of the  Board  of  Directors  since  June,  1997.
                                       Since 1992,  Mr.  Foree has served as  President of Foree and
                                       Company,  a  Dallas,  Texas  based  independent  oil  and gas exploration and production company.

Thomas H. Gose                  42     Mr.  Gose  is the  President  and  sole  Director  of  Cibolo      1989
                                       Properties,  Inc.  He has been  active for over five years in
                                       the  above   referenced   company,   its   predecessors   and
                                       affiliates.  He has  served  as a  Director  of  the  Company since  February  15,  1989 and was  Secretary  of the Company
                                       from  January  1992  through  March  1997.  Mr.  Gose is also
                                       President and a Director of ExproFuels,  Inc.  Thomas H. Gose
                                       is the son of Stephen M. Gose, Jr.

James E. Sigmon                 49     Mr.  James E.  Sigmon has served as the  Company's  President      1984
                                       since  February  1985.  He also served in this  capacity from
                                       July 1984 to October  1984.  From  October  1984 to  February
                                       1985 he served as Vice  Chairman of the Board of Directors of the  Company.  He has been a Director  of the  Company  since
                                       July 27, 1984.  Mr. Sigmon is also a Director of  ExproFuels,
                                       Inc.

         None of the nominees for director or executive officers of the Company has a family relationship with any of the other nominees for director or executive officer except that Thomas H. Gose is the son of Stephen M.
Gose, Jr.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held four formal meetings during the fiscal year ended August 31, 1997. The attendance by directors at the meetings of the Board and Board committees was 100%, except for the absence of one director at one of the meetings held during the fiscal year. All directors attended at least 75% of the meetings of the Board and Board committees of which they are members. Prior to May 1997, generally all resolutions of the directors were adopted by unanimous written consent, without formal meetings.

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Both committees were established in May 1997 with a majority of outside directors. The functions of the Audit Committee, of which Messrs. Stephen M. Gose, Jr., Michael Pint and Robert L. Foree, Jr. are members, are to make recommendation to the Board regarding the engagement of the Company's independent accountants and to review with management and the independent accountants the Company's internal controls, financial statements, basic accounting and financial policies and practices, audit scope and competency of accounting personnel. The Audit Committee held one meeting during fiscal 1997. The functions of the Compensation Committee, of which Messrs. Stephen M. Gose, Jr., Michael Pint and Robert L. Foree, Jr. are members, are to review and recommend to the Board the compensation, stock options and employment benefits of all officers of the Company, to administer the Company's 1995 Flexible Incentive Plan, to fix the terms of other employee benefit arrangements and to make awards under such arrangements. The Compensation Committee held no meetings during fiscal 1997. None of the individuals serving on the Compensation Committee was an officer or employee of the Company during fiscal 1997. No executive officer of the Company has served as a member of the board of directors or the compensation committee of any other company whose executive officers include a member of the Board or the Compensation Committee of the Company other than Messrs. Stephen M. Gose, Jr., Thomas H. Gose and James E. Sigmon, all of whom serve on the board of directors and Thomas H. Gose who serves as President of ExproFuels, Inc., the Company's former subsidiary.

         The Board does not have a formal Nominating Committee. The entire Board of Directors acts as the nominating committee for directors and will consider nominations by shareholders for directors. Any such nomination, together with a statement of the nominee's qualifications and consent to be considered as a nominee and to serve if elected, should be mailed to the Secretary of the Company no later than November 30, 1998, to be included in the proxy statement in connection with next year's Annual Meeting of Shareholders.

                            COMPENSATION OF DIRECTORS

         Company employees who are members of the Board of Directors of the Company are not compensated for any services provided as a director. Outside directors are paid $1,000 per meeting where the director's physical presence is required, $250 per meeting attended by telephone, and upon election, receive a ten year non-qualified option to purchase 75,000 shares of the Company's common stock at 110% of current market price at date of award, with vesting at the rate of 25,000 shares per year.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


         The following tables sets forth the beneficial ownership of the Company's Common Stock, its only class of equity security as of January 9, 1998, of certain beneficial owners and management. Each of the persons or entities listed has sole voting power and sole investment power with respect to the shares listed opposite his or its name.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information concerning all persons known to the Company to beneficially own five percent (5%) or more of its Common Stock. as of January 9, 1998, the Record Date assuming 15,613,516 shares outstanding and 16,913,922 fully diluted shares:

         Name and Address                 Shares of Common Stock            Percent Owned           Percent Owned
        of Beneficial Owner                 Beneficially Owned              Fully Diluted            Outstanding
        -------------------                 ------------------              -------------            -----------

Thomas H. Gose                                 1,107,101(1)                     6.55%                   7.09%
500 North Loop 1604 East
Suite 250
San Antonio, Texas  78232
                                               1,086,600(1)                     6.42%                   6.96%
Stephen M. Gose, Jr.
HCR Box 1010  Hwy 212
Roberts, Montana 59070

Trianon Opus One, Inc.                          1,100,000                       6.50%                   7.05%
Fohrenstrasse 25
CH-8703 Erlenbach
Switzerland

Pensionskasse der Hoffman-LaRoche                802,102                        4.74%                   5.14%
AG
4070 Basel
Switzerland

Peter Gruner                                     709,863                        4.20%                   4.55%
Flacherstrasse 10
5242 Lupfig
Switzerland

----------

     (1) See footnote no. 3 on the following table, "Security Ownership of Directors and Executive Officers" for details as to the composition of the beneficial shares owned by Mssrs. Thomas H. Gose and Stephen M. Gose, Jr.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of Common Stock beneficially owned as of January 9, 1998, by each director, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                                      Number of Shares                   Percent
         Name and Address of Beneficial Owner (5)    Beneficially Owned                 of Class (1)
         ----------------------------------------    ------------------                 ---------

         Thomas H. Gose (3)                               1,107,101                        7.09%
         Stephen M. Gose, Jr. (3)                         1,086,600                        6.96%
         James E. Sigmon (2)                                200,000                        1.28%
         Michael Pint. (4)                                  175,000                        1.12%
         Robert L. Foree, Jr. (4)                            36,000                         .23%

         All Directors and Executive
         Officers as a group                              2,764,701                       17.71%


(1) Except as otherwise noted, the Company believes that each named individual has sole voting and investment power over the shares beneficially owned.
(2) The number of shares beneficially owned by Mr. James E. Sigmon includes 50,000 shares owned directly and 150,000 shares of the Company's Common Stock reserved for issuance under options issued under the Company's 1995 Flexible Incentive Plan.
(3) The number of shares beneficially owned by Mr. Thomas H. Gose include 20,500 shares owned directly, 930,070 shares owned by Spectrum Resources, Inc., 1,189,631 owned by Retamco Operating, Inc., 20,000 shares owned by Spectrum Holdings, and 33,500 shares owned by Retamco Properties, Inc., each of these corporate entity's outstanding stock being owned 100% by Thomas H. Gose at August 31,1997. As of December 31, 1997, Thomas H. Gose gifted 50% of his stock interest in these corporation's, in equal shares of 25% each, to his parents, Mr. Stephen M. Gose, Jr. (the Board Chairman) and his spouse, Margaret Ann Gose. For presentation herein, voting and investment power over the shares is beneficially attributed to each party's proportionate interest in the respective entities, with Mrs. Gose's interest included in her spouse's total.
(4) The number of shares beneficially owned by Mr. Pint and Mr. Foree each includes 25,000 shares of the Company's Common Stock reserved for issuance under non-qualified options issued to outside directors of the Company exercisable at August 31, 1997 and 150,000 and 11,000 shares respectively owned directly.
(5) The address of each of the persons named herein is: 500 North Loop 1604 East, Suite 250, San Antonio, TX
    78232

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires that Company's directors, executive officers, and persons who own more than ten percent of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors, and stockholders who own more than ten percent of the Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file. The company is required to report in this Proxy Statement any failure of its directors and officers and beneficial owners of more than 10% of the Company's common stock to file by the relevant due date any of these reports during the Company's fiscal year.

         To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors, and ten percent stockholders were complied with, except for the following reports: one late filing as to Robert L. Foree's Form 3 due on May 10, 1997 which was incorporated with and filed with the SEC on Form 5 on January 23, 1998; three late filings as to Michael Pints' Form 3 due May 10, 1997 and two Form 4's due on November 10, 1997 and January 8, 1998, all of which were incorporated with and filed with the SEC on Form 5 on January 23, 1998; one late filing as to Form 4 for Thomas H. Gose, Stephen M. Gose, Jr. and Margaret Ann Gose due on January 10, 1998 and all filed with the SEC on January 23, 1998; one late filing as to Roberto R. Thomae's Form 3 due on September 10, 1996 and incorporated and filed with the SEC on Form 5 on January 23, 1998 and one late filing as to Richard A. Sartor's Form 3 due on May 1, 1997 and incorporated and filed with the SEC on Form 5 on January 23, 1998.

                               EXECUTIVE OFFICERS

         The Executive Officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the Annual Meeting of the Shareholders. The following table sets forth the names and ages of the Executive Officers of the Company and all positions held with the Company.

NAME (1)                                       AGE                     TITLE
--------                                       ---                     -----
Stephen M. Gose, Jr.                           68                 Chairman of the Board

Thomas H. Gose                                 42                 Assistant Secretary

James E. Sigmon                                49                 President and Chief Executive Officer

Roberto R. Thomae (2)                          46                 Secretary, Treasurer and
                                                                  Chief Financial Officer
Richard A. Sartor (3)                          45                 Controller

----------

 (1) For a description of the business experience of Messrs. Stephen M. Gose, Jr., Thomas H. Gose, and James E. Sigmon see "Election of Directors."

 (2) Mr. Thomae has served as Secretary and Treasurer of the Company since March 1997 and Chief Financial Officer since September 1996. From September 1995 through September 1996 he was a consultant to the Company in a financial management capacity. From 1989 through 1995 Mr. Thomae was self employed as a management consultant. From 1980 through 1989, Mr. Thomae served as Treasurer and CFO of W.B. Osborn Oil and Gas Operations, a privately held San Antonio based oil and gas exploration company. From 1978 through 1980 Mr. Thomae was employed by Touche Ross & Company, San Antonio, most recently as Senior Auditor. He received a Bachelor of Business Administration degree in accounting, with honors, from the University of Texas at Austin in 1974.

     (3) Mr. Sartor has served as Controller of the Company since April 1997. A Certified Public Accountant since 1980, Mr. Sartor operated his own private practice from 1989 through March 1997. Mr. Sartor served as Controller of Pauley Petroleum, Roswell, NM from 1987 through 1989. He was employed by Tesoro Petroleum Corporation, San Antonio from 1974 through 1979 and from 1983 through 1986, most recently as Supervisor of Oil and Gas Investments. From 1979 through 1983 Mr. Sartor served as Financial Analyst and as Assistant to the Vice President of Exploration for Gulf Energy and Development Corporation, San Antonio, Texas. Mr. Sartor received a Master of Business Administration degree from the University of Texas at San Antonio in 1990 and a Bachelor of Business Administration degree from the University of Texas at Austin in 1974.

                             EXECUTIVE COMPENSATION

        Report of the Compensation Committee and the Board of Directors

         The following report of the Board of Directors and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

Board Compensation Report on Executive Compensation.

         Prior to the establishment of the Compensation Committee of the Board of Directors in May, 1997 the entire Board of Directors reviewed and approved the payment of compensation amounting to $40,000 or more per annum to any employee of the Company or its subsidiaries. In addition, the Board approved all incentive compensation plans including, without limitation, bonus plans, stock option plans and key employee compensation agreements. The entire Board administered the Company's 1985 Amended and Restated Stock Option Plan (the "1985 Plan") and grants stock options and attendant stock appreciation rights to officers and key employees under the 1985 Plan. The Board also administered stock options granted under the new 1995 Flexible Incentive Plan. The executive compensation policies and practices are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals. Compensation of the executive officers of the Company is primarily comprised of base salary, long-term equity incentives, and miscellaneous other fringe benefits. With the expansion of the Board of Directors to 5 members, including 2 outside directors, in May 1997, the Board established an independent Compensation Committee with a majority of outside directors. Subsequent to its establishment, the new Compensation Committee ratified the existing compensation policies of the Company and assumed the administration of executive compensation previously managed by the entire board.

Compensation Philosophy and Objectives

         Base  Salary:   The  base  salaries  of  the  executive   officers  are
established at a level deemed appropriate to attract and retain qualified executives who are instrumental in helping the Company achieve its business objectives. In establishing salaries, the Compensation Committee considers the recommendations of management, the amount of responsibilities of the executive officers, the salaries of others similarly situated within the Company, the recent performance in the executive's area of responsibility, and any changes in the cost-of-living. The Company also considers the competitiveness of the entire compensation package in determining the level of salaries. The salaries of the executive officers are reviewed annually and reflect the performances of the past year. As a result, the salaries received in 1997 reflected the individual performances in 1996 for officers who were with the Company during the that year.

         Stock Option Plan: The 1985 Plan and the 1995 Flexible Incentive Plan are designed to align the long-term interests of key employees with shareholders. The Plans each set aside up to 400,000 shares of the Company's Common Stock to be available to be offered to employees of the Company as a long-term incentive. The exercise price of such options may not be less than 100% of the fair market value per share of the Common Stock on the date of the grant. The number of options granted to any individual is dependent on the individuals' level of responsibility and ability to influence the performance of the Company. Existing options under the 1985 Plan are being administered by the Compensation Committee since no new options may be granted under the terms of the 1985 Plan. The Compensation Committee also administers the 1995 Flexible Incentive Plan which was approved as presented to the shareholders during the 1995 Annual Meeting.

         Fringe Benefits: From time to time, the Company makes available to key employees and executives certain other fringe benefits. The Company may provide automobiles, club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual they are considered to be part of the individual's compensation package.

         Executive Compensation. On September 1, 1996, the compensation of Mr. James E. Sigmon, the Chief Executive Officer (CEO), was increased to $120,000 per year from the previous $72,000 per year subject to terms specified in an employment agreement with the Company, as amended in 1994. The Compensation Committee evaluates the CEO's contribution to the Company's long-term financial and non-financial objectives. In addition, the Committee evaluates the performance of the CEO based upon a variety of factors including the Company's earnings per share, enhancement of asset values and quality and the extent to which business plan goals are met or exceeded. The Committee does not assign relative weights to any of the foregoing factors, but instead makes a subjective determination based upon a consideration of all such factors. During 1997, no new Company stock options were awarded to the CEO under the terms of the 1995 Flexible Incentive Plan. However, the Board of Directors did grant to the CEO a one percent (1%) overriding royalty interest, effective September 1, 1996, under all leases that the Company has acquired or acquires while the CEO continues to serve in that capacity, proportionately reduced to the Company's interest in such leases.

         In summary, based on the performance of the Company during the past several years, and in light of the their efforts put forth directing the Company, the Compensation Committee and the Board have determined that the compensation paid to the CEO, as described in the Summary Compensation Table below, as well as compensation paid to other Company officers, serves the best interests of the Company's Shareholders and continue to emphasize programs that they believe positively affect Shareholder value. This report is submitted by:

           The Exploration Company Compensation Committee 1997 Members
            Stephen M. Gose, Jr., Michael Pint, Robert L. Foree, Jr.

 The Exploration Company Board of Directors 1997 Members Stephen M. Gose, Jr.,
      Thomas H. Gose, James E. Sigmon, Michael Pint, Robert L. Foree, Jr.

         Comparative Performance Graph. The following graph compares the performance of the Company's common stock for the five-year period commencing August 31, 1992 to (i) the NASDAQ market composite index (NASDAQ-US) and (ii) NASDAQ exploration and production companies comprised of approximately 74 active companies which trade on either the NASDAQ National Market System or the NASDAQ Small-Cap Market. The graph assumes that a $100 investment was made in the Company's common stock and each index on August 31, 1992, and that all dividends were reinvested. Also included are the respective investment returns based upon the stock and index values as of the end of each year during such five-year period. The information was provided by the Center for Research in Security Prices (CRSP) of The University of Chicago Graduate School of Business. The index of exploration and production companies used includes all available NASDAQ stocks under SIC codes 1310-19 (companies engaged in oil and gas exploration and production operations) actively traded on NASDAQ during the comparative term. The list of comparative companies is available to shareholders directly from CRSP or may be obtained at no cost from the Company by writing the Company or telephoning (210) 496-5300 and requesting the information.

                     Company     Market      Peer
           Date      Index       Index       Index
           ----      -----       -----       -----

           8/31/92   100         100         100

           8/31/93   100         132         147

           8/31/94    84         137         120

           8/31/95    90         185         115

           8/30/96    74         209         144

           8/29/97   266         291         181


          Compensation Committee Interlocks and Insider Participation. The Company did not have a compensation committee prior to May 1997. Therefore, as set forth above three members of the Board of Directors also serve as officers of the Company. During the fiscal year ended August 31, 1997, the following officers participated in deliberations of the Company's Board of Directors concerning executive officer compensation: Mr. James E. Sigmon, Mr. Thomas H. Gose and Mr. Stephen M. Gose, Jr.

         There are no interlocks between the members of the Board of Directors and other corporations nor any material transactions between the Company and such members except as set forth herein and under "Transactions with Management and Others."

         Summary Compensation Information. The following table contains certain information for each of the fiscal years indicated with respect to the chief executive officer and those executive officers of the Company as to whom the total annual salary and bonuses paid or accrued during the fiscal year ended August 31, 1997, exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

Name and                                                          Other Annual       Long-term            All other
Principal Position           Year      Salary       Bonuses       Compensation      Compensation         Compensation
------------------           ----      ------       -------       ------------      ------------         ------------

James E. Sigmon              1997      $ 120,000        $ 0        (1) $20,827             $ 0               $ 0
President & CEO              1996         72,000          0        (1)  12,498               0             7,500
                             1995         72,000          0                  0               0                 0

----------

(1) Amounts represent income from one percent (1%) overriding royalty interest, proportionately reduced to the Company's interest in such leases.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

                                                       Number of Unexercised            Value of Unexercised
                             # Shares     Value             Options/SARs                      Options/SARs
     Name                    Exercised    Realized         August 31, 1997                 August 31, 1997 *
    ---------                ---------    --------     -----------------------          --------------------
James E. Sigmon(1)(2)             -           -                150,000                        $ 855,000
Michael Pint(3)                   -           -                 75,000                              $ 0
Robert L. Foree, Jr.(3)           -           -                 75,000                              $ 0
Roberto R. Thomae(4)              -           -                 50,000                              $ 0
Frank A. Alderman(4)              -           -                 10,000                              $ 0

----------
(1) Value of unexercised options calculated as the difference in the stock price at August 31,1997 and the option price.
(2 All of Mr. Sigmon's unexercised options were exercisable as of August 31, 1997.
(3) Mr. Pint and Mr. Foree's options were not "in the money" at August 31, 1997; accordingly the options are valued at $0 at year-end.
(4) None of Mr. Thomae's or Mr. Alderman's options were exercisable at August 31, 1997; accordingly the options are valued at $0 at year-end.

         Employment Agreement. On September 1, 1996, the Company and Mr. Sigmon agreed to modify his Employment Agreement by increasing his salary from a base salary of $ 72,000 to $120,000. During all of fiscal 1996, Mr. Sigmon's salary was $72,000. Mr. Sigmon was also granted a one percent (1%) overriding royalty interest in all leases acquired by the Company, proportionately reduced to the Company's interest in the leases. Mr.Sigmon's Employment Agreement is terminable upon ninety days notice but his right to the overriding royalty interest is vested and cannot be terminated.


                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

         During 1997, the Company purchased undeveloped oil and gas leases covering approximately 222,000 net acres for exploration in the Williston Basin of North and South Dakota and Montana. The acquisition was paid for with $22,000,000 cash and the issuance of 1,000,000 shares of common stock valued at $5 per share. Sixty-seven percent of the acquisition was from Retamco Operating, Inc. a company affiliated with two directors of the Company. Concurrently with the acquisition, the Company sold to third parties a 42.5% net profits interest in wells to be drilled on the oil and gas leases for $17,000,000 cash. The oil and gas leases acquired have been reported at the affiliates' cost basis, resulting in a reduction to the basis in the properties of $9,773,154 and a charge for the same amount to additional paid-in capital.

         During 1997, the Company advanced ExproFuels, its former wholly owned subsidiary, $561,224 under a formal credit arrangement, and committed to advance an additional $265,000 through December 31, 1997. Interest is at 8% and the entire amount of principal and interest is due December 31, 1998. However, due to the financial condition of ExproFuels, a provision for loan loss of the outstanding balance, accrued interest and commitment in the total amount of $845,487 has been recorded at August 31, 1997.

         In August, 1996, 10% of the outstanding common stock of ExproFuels, Inc., previously a wholly-owned subsidiary, was given as consideration to the Directors of ExproFuels, Inc. for services rendered.

         During 1996, the Company exchanged, with its investment banking group, 2,637,736 shares of its unregistered common stock for 131,860 gross acres (32,965 net acres) of undeveloped oil and gas properties. The undeveloped properties were valued $4,450,000, which was the investment bankers approximate original cost basis.

         In December, 1995, the Company exchanged with a corporation affiliated with its Chairman a 32.5% mineral property interest, with a basis of $398,403, for certain unproved oil and gas leasehold acreage valued at $225,000, the relief of a $100,000 note payable to the corporation and certain other assets valued at $73,403.

         In the opinion of the Board of Directors of the Company, the terms of the transactions described above were as favorable as would be available from an independent third party.


            PROPOSAL II - RATIFY APPOINTMENT OF INDEPENDENT AUDITORS


         The Board of Directors has appointed Akin, Doherty, Klein & Feuge ("Akin Doherty") as independent certified public accountants for the Company and its subsidiaries for the fiscal year 1998. Akin Doherty acted in the same capacity in 1996 and 1997.


         A representative of Akin Doherty is expected to attend the Meeting, will have the opportunity to make a statement if he decides to do so, and will be available to answer questions. Although the submission of this matter to the shareholders is not required by law, the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the shareholders. Ratification will require the affirmative vote of the majority of the shares of Common Stock represented at the Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AUDITORS.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         It is anticipated that the 1998 Annual Meeting of Shareholders will be held on February 26, 1999. Proposals of shareholders intended to be presented at the 1998 Annual Meeting must be received in writing by the Secretary of the Company at its principal offices, 500 North Loop 1604 East, Suite 250, San Antonio, Texas, 78232, not later than November 30, 1998.


                                  OTHER MATTERS

         No other business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies in the accompanying proxy will vote or refrain from voting for other persons in their place in what they consider the best interests of the Company.

         The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.




                                                    /s/ Roberto R. Thomae,
                                                    Chief Financial Officer
                                                    Secretary and Treasurer



January 20, 1998
San Antonio, Texas





     STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OWNED, TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPLY IS APPRECIATED.

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            THE EXPLORATION COMPANY


          Stephen M. Gose, Jr., Thomas H. Gose, James E. Sigmon, Michael Pint and Robert L. Foree, Jr. or any of them, with power of substitution of each, are hereby authorized to represent the undersigned at the Annual Meeting of Shareholders of The Exploration Company, to be held at the DoubleTree Hotel, 37 N.E. Loop 410, San Antonio, Texas, on February 27, 1998, at 10:am., and any adjournment thereof, and to vote the number of shares which the undersigned would be entitled to vote if personally present.



TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.




                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

[X]  Please mark votes as in this example.

     This proxy will be voted as you direct below. In the absence of such direction, it will be voted FOR all of the Directors and FOR each of the Proposals below.

     1.   SELECTION OF DIRECTORS:
               Nominees: Stephen, M. Gose, Jr., Thomas H. Gose, James E. Sigmon,
                         Michael Pint and Robert L. Foree, Jr.

                         FOR [ ]   WITHHELD [ ]

          [ ] _______________________________________
               For all nominees except as noted above

     2. Proposal to Ratify the Adoption of Akin, Doherty, Klein & Feuge, P.C. as Independent Auditors for the Company for the fiscal year 1998.

                         FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

     3. In their discretion, upon such other matters as properly may come before the meeting.

     PLEASE DO NOT FOLD OR MUTILATE THIS CARD.

     NOTE: Please sign exactly as name appears. Joint owners should each sign. Executor, Administrator, or Guardian, please give full title as such. If signer is a corporation, please sign with the full corporation name by duly authorized officer or officers.

     SIGNATURE:______________________DATE:___________________________

     SIGNATURE:______________________DATE:___________________________